Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Acclaim Entertainment, Inc. (the “Company”) on Form 10-Q for the quarter ended December 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rodney P. Cousens, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RODNEY P. COUSENS
Rodney P. Cousens Chief Executive Officer

February 17, 2004

Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Acclaim Entertainment, Inc. (the “Company”) on Form 10-Q for the quarter ended December 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gerard F. Agoglia, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GERARD F. AGOGLIA
Gerard F. Agoglia Chief Financial Officer

February 17, 2004

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